EXHIBIT 10.46

EXECUTION VERSION

AMENDMENT NO. 1
TO CREDIT AGREEMENT

dated as of May 28, 2009

by and among

COMMUNICATION INTELLIGENCE CORPORATION,

as Borrower,

LENDERS AND ADDITIONAL LENDERS PARTIES HERETO,

and

SG PHOENIX LLC,
as Collateral Agent

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This AMENDMENT NO. 1 TO CREDIT AGREEMENT in entered into as of May 28, 2009 (this “Amendment Agreement”) by and among COMMUNICATION INTELLIGENCE CORPORATION, a Delaware corporation having an address at 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065 (together with its successors, the “Borrower”), PHOENIX VENTURE FUND LLC, a Delaware limited liability company having an address at 110 East 59th Street, Suite 1901, New York, New York 10022 (“Phoenix”), MICHAEL ENGMANN, an individual having an address at 38 San Fernando Way, San Francisco, California 94127 (“Engmann”), those additional lenders listed on the signature pages hereto(such additional lenders, collectively, the “Additional Lenders”, and each such additional lender, individually, an “Additional Lender”; the Additional Lenders and the Existing Lenders are herein collectively referred to as the “Lenders”), and SG PHOENIX LLC, as collateral agent (the “Collateral Agent”).

R E C I T A L S:

WHEREAS, the Borrower, Phoenix, Engmann and Ronald Goodman, an individual having an address at 31 Tierra Verde Court, Walnut Creek, California 94598 (“Goodman”, and Phoenix, Engmann and Goodman, collectively, the “Existing Lenders”), and the Collateral Agent are parties to, among other documents, (a) the Credit Agreement (the “Original Credit Agreement”), dated as of June 5, 2008 (the “Closing Date”), pursuant to which the Existing Lenders extended loans to the Borrower in the aggregate principal amount of $3,637,500, and (b) the Pledge and Security Agreement, dated as of June 5, 2008 (the “Pledge and Security Agreement”), pursuant to which the Borrower secured all of its Obligations under the Loan Documents by granting to the Collateral Agent, for the benefit of the Existing Lenders, a first-priority Security Interest in and Lien upon the Collateral, including the Pledged Stock (as defined in the Pledge and Security Agreement);

WHEREAS, the Borrower, Phoenix, Engmann and the Collateral Agent desire to amend the Original Credit Agreement to, among other things, allow for additional loans in the aggregate principal amount of $1,100,000 to be extended to the Borrower by Phoenix, Engmann and the Additional Lenders listed on the signature pages hereto;

  WHEREAS, Section 8.8 of the Original Credit Agreement provides that amendments to the Loan Documents, including the Original Credit Agreement, may only become effective with the written concurrence of the Majority Lenders, and, that, upon execution by the Majority Lenders and the Borrower of such amendments, such amendments shall be binding on the Borrower and all Lenders;

WHEREAS, Phoenix and Engmann constitute the “Majority Lenders” under the Original Credit Agreement by holding Obligations that exceed 50% of the Obligations outstanding under the Original Credit Agreement; and

WHEREAS, the Additional Lenders desire to become parties to the Original Credit Agreement, as amended by this Amendment Agreement.

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NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree, as follows:

SECTION 1.                                 DEFINITIONS IN THIS AMENDMENT AGREEMENT

Except as otherwise defined in this Amendment Agreement (including the preamble and the recitals hereof), capitalized terms are used herein with the meanings ascribed to such terms in the Original Credit Agreement.

SECTION 2.                                CONSENT OF MAJORITY LENDERS TO AMENDMENTS TO ORIGINAL CREDIT AGREEMENT

Phoenix and Engmann, as the Majority Lenders, hereby consent to the amendments to the Original Credit Agreement contained in this Amendment Agreement, such consent to be evidenced by the execution of this Amendment Agreement by Phoenix and Engmann.

SECTION 3.                                AMENDMENTS TO ORIGINAL CREDIT AGREEMENT

3.1.           Amendments to, and Addition of, Certain Definitions in Original Credit Agreement.

(a)           Amendment to Definition of “Lenders” in Original Credit Agreement.  The definition of “Lenders” in the Original Credit Agreement shall be deemed to include the Additional Lenders.

(b)           Amendment to Definition of “Maturity Date” in Original Credit Agreement.  The definition of “Maturity Date” in Section 10.1 of the Original Credit Agreement is hereby amended to be “December 31, 2010”.

(c)           Amendment to Definition of “Warrant” in Original Credit Agreement.  The definition of “Warrant” in Section 10.1 of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Warrants” means the Initial Warrants, the Additional Warrants and the Agent Warrants.”

(d)           Addition of Certain Definitions to Original Credit Agreement.  The following definitions are hereby added to Section 10.1 of the Original Credit Agreement:

““Additional Closing Date” means the date of Amendment No. 1.”

““Agent Warrants” means warrants issued to the Collateral Agent pursuant to Section 5.2 of Amendment No. 1, in substantially the form of Exhibit 1.9 hereto.”

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““Amendment No. 1” means that certain Amendment No. 1 to the Credit Agreement, dated as of May 28, 2009, among the Borrower, the Majority Lenders and the Collateral Agent, as acknowledged and agreed to by the additional lenders listed on the signatures pages thereto.”

3.2.           Amendments to Section 1.1 of Original Credit Agreement.

(a)           Amendments to Section 1.1(a) of, Schedule 1.1(a) to, and Exhibit 1.1(a) to Original Credit Agreement. Section 1.1(a) of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a)           Loans to Borrower.  The Lenders agree to lend to the Borrower, on the Closing Date, an aggregate of Three Million Six Hundred Thirty-Seven Thousand Five Hundred Dollars ($3,637,500), each Lender to lend the amount set forth on Schedule 1.1(a) opposite its name with respect to the Closing Date; provided that all conditions precedent set forth in Section 7 are satisfied or waived. The Lenders agree to lend to the Borrower, on the Additional Closing Date, an aggregate of One Million One Hundred Thousand Dollars ($1,100,000), each Lender to lend the amount set forth on Schedule 1.1(a) opposite its name with respect to the Additional Closing Date (such loans made on the Additional Closing Date, together with the loans made on the Closing Date, collectively, the “Loans”, and, each individually, a “Loan”); provided that all conditions precedent set forth in Section 5 of Amendment No. 1 are satisfied or waived. Amounts borrowed under this Section 1.1(a) that are repaid or prepaid may not be reborrowed. The Borrower shall execute and deliver to each Lender a Note in the amount of each of such Lender's Loans in the form attached to this Agreement as Exhibit 1.1(a) (together with any Notes issued pursuant to Section 1.2(b)), dated as of the Closing Date or the Additional Closing Date, as the case may be.”

Schedule 1.1(a) and Exhibit 1.1(a) referenced in Section 1.1(a) of the Original Credit Agreement and attached to the Original Credit Agreement are hereby replaced by Schedule 1.1(a) and Exhibit 1.1(a), respectively, attached hereto.

(b)           Amendment to Section 1.1(b)(i) of Original Credit Agreement. Section 1.1(b)(i) of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(i) with respect to the Loans made by Phoenix on the Closing Date and the Loans made on the Additional Closing Date, by wire transfer of immediately available funds to such account or accounts as may be authorized by the Borrower, less the aggregate amount of all fees and expenses due to the Lenders hereunder”.

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            3.3.           Amendments to Section 1.2 of Original Credit Agreement.

(a)           Amendment to Section 1.2(a) of Original Credit Agreement. Section 1.2(a) of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a)   Interest.  (i) Commencing as of the Closing Date, the Loans made on such date shall accrue interest on a monthly basis at a rate equal to eight percent (8%) per annum until the Maturity Date. (ii) Commencing on the Additional Closing Date, the Loans made on such date shall accrue interest on a monthly basis at a rate equal to eight percent (8%) per annum until the Maturity Date.”

(b)           Amendments to Section 1.2(b) of and Exhibits 1.2(b)-1 and 1.2(b)-2 to Original Credit Agreement. Section 1.2(b) of the Original Credit Agreement is hereby amended by the replacement of the reference to “0.14” in such Section with the reference to “0.06”. Such Section is further amended by the amendment and restatement of the last sentence of such Section, such last sentence to read in its entirety as follows:

“Notwithstanding the foregoing, the Borrower shall not have an option to pay interest in kind in the event that (i) an Event of Default has occurred and is continuing, or (ii) the Borrower does not have sufficient authorized, unissued and unreserved Common Stock to fully reserve shares of Common Stock for issuance upon exercise of the Additional Warrants, or is otherwise unable to comply with the terms of the Additional Warrants.”

Exhibit 1.2(b)-1 and Exhibit 1.2(b)-2 referenced in Section 1.2(b) of the Original Credit Agreement and attached to the Original Credit Agreement are hereby replaced by Exhibit 1.2(b)-1 and Exhibit 1.2(b)-2, respectively, attached hereto.

(c)           Amendment to Section 1.2(c) of Original Credit Agreement. Section 1.2(c) of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(c)  Default Rate of Interest.  Upon the occurrence of an Event of Default and for so long as it continues, all Loans and other Obligations shall bear interest at a rate equal to thirteen percent (13%) per annum.”

3.4           Amendment to Section 1.3 of Original Credit Agreement. Section 1.3 of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:

“1.3           Use of Proceeds.  The Borrower agrees that (a) the proceeds of the Loans made on the Closing Date shall be used only in accordance with the following: (1) to refinance the loans due and payable on May 15, 2008 to certain of the Lenders as set forth on Schedule 1.3 hereto pursuant to the Debt Refinancing, (2) for working capital and general corporate purposes, in each case in the ordinary course of business, and (3) to pay fees and expenses in connection with the Debt Refinancing, including the fees and expenses hereunder, and (b) the proceeds of the Loans made on the Additional Closing Date shall be used only (1) for working capital and general corporate purposes, in each case in the ordinary course

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of business, and (2) to pay fees and expenses relating to or in connection with Amendment No. 1. In no event shall the proceeds of the Loans be used to (i) make distributions or (ii) make a contribution to the capital of any Subsidiary of the Borrower.”

3.5.           Amendment to Section 1.4(a) of Original Credit Agreement.   Section 1.4(a) of the Original Credit Agreement is hereby amended by the removal of the word “and” before clause (vi) of such Section and the addition of clause (vii) at the end of clause (vi), such clause (vii) to read as follows:

“(vii) any registration or filing (or the like) with, or report or notice (or the like) to, any Governmental Authority, including, without limitation, the SEC, by any of the Lenders or their Affiliates relating to or in connection with the transactions contemplated by Amendment No. 1 or the Loan Documents”.

3.6.           Amendment to Section 1.5(a) of Original Credit Agreement.   Section 1.5(a) of the Original Credit Agreement is hereby amended by the addition of account information for the Additional Lenders, after the account information for Goodman, as follows:

“If to Kendu Partners Company:

Bank of the West
180 Montgomery St., 3rd Floor
San Francisco, CA 94104
Attn: Daniel Tondeau
ABA # 121-100-782
for account #756-00-7043 for the account of Kendu Partners Company

If to MDNH Partners L.P.:

Bank of the West
180 Montgomery St., 3rd Floor
San Francisco, CA 94104
Attn: Daniel Tondeau
ABA # 121-100-782
for account #756-00-5971 for the account of MDNH Partners L.P.”.

3.7           Amendment to Section 1.6 of Original Credit Agreement.   Section 1.6 of the Original Credit Agreement is hereby amended by the removal of Section 1.6(h) from Section 1.6.

3.8           Amendments to Section 1.9 of and Exhibit 1.9 to Original Credit Agreement. Section 1.9 of the Original Credit Agreement is hereby amended by the replacement of the reference to “0.14” in such Section with the reference to “0.06”. Exhibit 1.9 referenced in such Section and

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attached to the Original Credit Agreement is hereby replaced by Exhibit 1.9 attached hereto.

3.9           Amendments to Section 2 of Original Credit Agreement.  Section 2 of the Original Credit Agreement is hereby amended by the addition of Section 2.9 , Section 2.10, Section 2.11 and Section 2.12 at the end of such Section 2, such added Section 2.9, Section 2.10, Section 2.11 and Section 2.12 to read in their entirety as follows:

“2.9   Salary Reduction Plans.  The Borrower shall, commencing with the first pay period subsequent to the Additional Closing Date, implement salary reduction plans for its executive officers and employees as proposed by the Borrower and agreed to by the Borrower and the Collateral Agent, which plans shall result in at least a 13% aggregate reduction in the salaries of the Borrower’s executive officers and employees. Both salary reduction plans shall remain in effect until the Borrower has, for two (2) consecutive fiscal quarters, positive cash flows from operating activities, as determined by the Borrower’s consolidated statements of cash flows filed with the SEC in connection with the Borrower’s quarterly or annual reports, as the case may be. The Borrower may grant, to each of its executive officers or employees subject to the salary reduction plans, options to purchase Common Stock of the Borrower with an aggregate value equivalent to the amount of the salary reduction for such executive officer or employee; provided that such options shall have an exercise price equal to the closing market price of the Common Stock of the Borrower on the date of grant and shall be exercisable for not longer than three (3) years from the date of such grant.”

“2.10   Registration of Common Stock Issued Upon Exercise of Warrants.  The Borrower shall, promptly, but, in any event, not later than thirty (30) days after demand for registration by the holders of the majority of the Registrable Securities (as defined in the Registration Rights Agreement), file a registration statement with the SEC on Form S-1 (or such other form the Borrower is qualified to file) and register such Common Stock in accordance with the terms of Section 2(c) of the Registration Rights Agreement. The Borrower shall use its reasonable best efforts to cause such registration statement to be declared effective under the Securities Act of 1933, as amended, as soon as possible but, in any event, not later than its Effectiveness Date (as defined in the Registration Rights Agreement).”

 “2.11   Board Meetings; Observation Rights.  The Borrower shall hold, in person or by telephone conference, regular or special meetings of its Board of Directors at least once per each fiscal quarter. Phoenix shall be permitted to designate two (2) representatives of its choice to attend all such meetings of the Board of Directors or any committees thereof in a nonvoting observer capacity. The Borrower shall give each Phoenix representative notice of such meetings and copies of all minutes, consents and other materials (financial or otherwise) provided in connection therewith, concurrently with those provided at any time to its Board of Directors or any committees thereof, and in the same manner; provided, however, that the Borrower may exclude any Phoenix representatives from access to any material or meeting, or a portion thereof, if the Borrower

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believes, upon advice of counsel, that such exclusion is reasonably necessary to preserve the attorney-client privilege. The Borrower shall promptly reimburse Phoenix’s representatives for all reasonable costs and expenses, including travel expenses, incurred in connection with attendance and observation of such meetings. All such information provided under this Section shall be considered confidential and provided to such Phoenix representatives pursuant to the Bi-Lateral Non-disclosure Agreement, dated as of April 1, 2009, between the Borrower and Phoenix.”

“2.12   Additional Authorized Common Stock.  The Borrower shall, by not later than May 29, 2009, take all necessary steps required in connection with the holding of its annual meeting of shareholders, including (a) the filing with the SEC of the Borrower’s definitive proxy statement with a proposal to increase its authorized Common Stock by a number of shares as shall be sufficient to fully reserve shares of Common Stock for issuance upon exercise of any Warrants (including any Additional Warrants that may be issued in the event of the Borrower’s election to make payments in kind in accordance with the terms of this Agreement), and (b) the mailing of all applicable proxy materials to the Borrower’s shareholders. The Borrower shall, by not later than June 30, 2009, obtain shareholder approval of such increase in its authorized Common Stock, and, within one (1) Business Day of such approval, take all requisite actions (including the filing of an amendment to its certificate of incorporation and/or other organizational documents, if applicable, with the Secretary of State of the State of Delaware) to effect such increase in its authorized Common Stock.”

3.10           Amendment to Section 6.1(c) of Original Credit Agreement.  Section 6.1(c) of the Original Credit Agreement is hereby amended by the addition of the references to “Section 2.9”, “Section 2.10”, “Section 2.11” and “Section 2.12” after the reference to “Section 2.6” and before the reference to “Section 3” in Section 6.1(c) of the Original Credit Agreement.

3.11           Amendment to Section 6.3 of Original Credit Agreement.  Section 6.3 of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:

“6.3           Rights of Collection. Without limiting the other rights and remedies of the Lenders or the Collateral Agent set forth in Section 6 and notwithstanding anything to the contrary contained in any other Loan Document, upon the occurrence and during the continuation of any Event of Default, unless and until such Event of Default is cured or waived by the Majority Lenders, the Collateral Agent may (i) exercise all of its rights and remedies under this Agreement, the other Loan Documents and Applicable Law and (ii) at any time and from time to time, take all other actions, including, but not limited to, collection, realization and foreclosure on any or all of the Collateral.”

3.12           Amendment to Section 8.8(a) of Original Credit Agreement.  Section 8.8(a) of the Original Credit Agreement is hereby amended by the addition of the following proviso at the end of such Section:

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    “; provided, however, that Section 2.11 may not be amended, modified or waived without the written concurrence of the Majority Lenders and the prior written consent of Phoenix.”

3.13           Amendments to Section 9.2 of Original Credit Agreement.   Section 9.2 of the Original Credit Agreement is hereby amended by the addition, after the notice information for Goodman, of notice information for the Additional Lenders as follows:

“If to Kendu Partners or MDNH Partners, L.P.:

c/o Engmann Options
220 Bush St., Suite 950
San Francisco, California 94104
Facsimile: (415) 781-4641”.

Section 9.2 of the Original Credit Agreement is further amended by the replacement of the address for copies of notices sent to the Collateral Agent with the following:

“Pillsbury Winthrop Shaw Pittman LLP
1540 Broadway
New York,  New York 10036
Attn: Jonathan J. Russo, Esq.
Facsimile: (212) 858-1500”.

SECTION 4.                                REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Lenders and the Collateral Agent that, except as set forth on the Bring-Down Disclosure Schedule attached hereto as Annex A (the “Bring-Down Disclosure Schedule”), all representations and warranties contained in the Original Credit Agreement and in the Pledge and Security Agreement are true and correct in all respects at and as of the date hereof as if made on the date hereof; provided, however, that, for the purpose of the representations and warranties made by the Borrower under this Section 4, the references in the Original Credit Agreement to the schedules in the Disclosure Schedule attached to the Original Credit Agreement shall be deemed to be the references to the schedules in the Bring-Down Disclosure Schedule. The Borrower further represents and warrants to the Lenders and the Collateral Agent that (a) no Default has occurred, or will occur, before and after giving effect to the transactions contemplated by this Amendment Agreement, (b) the Borrower and its Subsidiaries do not have outstanding, as of the date hereof, and will not have after giving effect to the Loans made on the date hereof, any Indebtedness for borrowed money or Contingent Obligations except as set forth in Schedule 4(b) hereto, (c) the Grantors (under and as defined in the Pledge and Security Agreement) did not have on the Closing Date, and do not have on the date hereof, (i) any property in which the grant of the security interest contemplated by Section 2 of the Pledge and Security Agreement is prohibited by any Requirements of Law (as defined in the Pledge and Security Agreement) of a Governmental Authority

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or requires a consent not obtained of any Governmental Authority pursuant to such Requirement of Law or (ii) any property that is evidenced or constituted by any contract, license, agreement, instrument or other document prohibiting the grant of the security interest contemplated by Section 2 of the Pledge and Security Agreement or providing that such grant constitutes a breach or default under, or results in the termination of or requires any consent not obtained under, such contract, license, agreement, instrument or other document (or, in the case of any Investment Property, Pledged Stock or Pledged Note, any applicable shareholder or similar agreement prohibiting the grant of such security interest or providing that such grant constitutes a breach or default under, or results in the termination of or requires any consent not obtained under, such shareholder or similar agreement), except to the extent that such Requirement of Law or the term in such contract, license, agreement, instrument or other document (or, with respect to any Investment Property, Pledged Stock or Pledged Note, such shareholder or similar agreement) providing for such prohibition, breach, default or termination or requiring such consent is ineffective under Applicable Law, and except as set forth in Schedule 4(c) hereto and (d) the Borrower maintains the same insurance coverage with the same carriers as Borrower had on the Closing Date.  Based solely on the representations made to Phoenix, the Collateral Agent, on behalf of Phoenix, represents to the Borrower that the holders of the Additional Warrants issued on the Additional Closing Date are “accredited investors” as such term is defined in the Securities Act of 1933, as amended.

SECTION 5.                                CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT AGREEMENT AND MAKING OF LOANS ON DATE OF THIS AMENDMENT AGREEMENT

The effectiveness of this Amendment Agreement and the obligations of the Lenders to make the Loans on the date of this Amendment Agreement are subject to satisfaction, in sole determination by the Collateral Agent, of all of the conditions set forth below.

5.1            Cancellation of Notes and Initial Warrants Issued on Closing Date; Issuance of Replacement Notes and Initial Warrants.   The Notes and the Initial Warrants issued to the Lenders on the Closing Date shall have been cancelled, and Notes in the form of Exhibit 1.1(a) hereto and Initial Warrants in the form of Exhibit 1.9 hereto, in each case with respect to the Loans made on the Closing Date and the date hereof, shall have been issued to the Lenders.

5.2            Issuance of Agent Warrants.  The Agent Warrants for 3,947,917 shares of Common Stock of the Borrower shall have been issued to the Collateral Agent, in substantially the form of Exhibit 1.9 hereto.

5.3            Amendment to Registration Rights Agreement. The Registration Rights Agreement, dated as of June 5, 2008, shall have been amended to provide for registration of the Borrower’s Common Stock issuable upon exercise of the Warrants upon demand for registration by the holders of the majority of such Common Stock, such amendment to be in form and substance satisfactory to the Collateral Agent (the “Registration Rights Agreement Amendment”).

5.4            Executed Documents. The replacement Notes and the Initial Warrants issued pursuant to Section 5.1 hereof, the Agent Warrants, this Amendment Agreement, the Registration Rights Agreement Amendment, and all other documents and instruments contemplated hereby and thereby shall have been duly authorized and executed by each of the parties thereto in form and substance satisfactory to the Collateral Agent, and the Borrower shall have delivered sufficient original counterparts thereof to the Collateral Agent.

5.5           Lien Priority.  The Security Interests in favor of the Collateral Agent and the Lenders pursuant to the Loan Documents shall be valid and perfected first priority Liens on the Collateral, subject to no Liens other than Permitted Encumbrances.

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 5.6           No Litigation.   No action, suit, proceeding, claim or dispute shall have been brought or otherwise have arisen at law, in equity, in arbitration or by or before any Governmental Authority or arbitrator against the Borrower or any of its Subsidiaries or any of their respective assets.

5.7           Fees and Expenses.   The Collateral Agent shall have been paid a fee of Twenty-Two Thousand Dollars ($22,000) in connection with this Amendment Agreement, and all fees and expenses payable pursuant to Section 1.4 of the Original Credit Agreement shall have been paid in full.

5.8            Closing Certificates; Opinions.

(a) Officer's Certificate.  The Collateral Agent shall have received a certificate from the chief executive officer or chief financial officer of the Borrower in form and substance reasonably satisfactory to the Collateral Agent, to the effect that, except as set forth in the Bring-Down Disclosure Schedule, all representations and warranties of the Borrower contained in this Amendment Agreement and the Original Credit Agreement are true, correct and complete; that neither the Borrower nor any of its Subsidiaries is in violation of any of the covenants contained in the Original Credit Agreement; that, before and after giving effect to the transactions contemplated by this Amendment Agreement, no Default or Event of Default has occurred and is continuing; that the Borrower has satisfied each of the closing conditions to be satisfied hereby; that the Borrower and its Subsidiaries have filed all required tax returns and owe no delinquent taxes.

(b) Certificate of Secretary of Borrower.  he Collateral Agent shall have received a certificate of the secretary or assistant secretary of the Borrower certifying as to the incumbency and genuineness of the signature of each officer of the Borrower executing any document in connection with the transactions contemplated hereby and certifying that attached thereto is (i) a true and complete copy of the certificate of incorporation of the Borrower, and all amendments thereto including the Certificate of Designations of the Series A Preferred Stock, certified by the appropriate Governmental Authority in its jurisdiction of incorporation; (ii) a true and complete copy of the certificate of incorporation of CIC Acquisition Corp., a Delaware corporation, and all amendments thereto, certified by the appropriate Governmental Authority in its jurisdiction of incorporation, and a true and complete copy of the articles of association of Communication Intelligence Computer Corporation, Ltd., and all amendments thereto, as on file as of the date

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hereof in the People's Republic of China and which is in full force and effect on the date hereof; (iii) a true and complete copy of the bylaws of the Borrower as in effect on the date of such certification; (iv) a true and complete copy of resolutions duly adopted by the Board of Directors of the Borrower authorizing the Loans made on the date hereof, the execution, delivery and performance of this Amendment Agreement, the Registration Rights Agreement Amendment, the replacement Notes and Initial Warrants issued pursuant to Section 5.1 hereof, the Agent Warrants, and the other documents relating hereto or thereto; (v) a true and complete copy of each of the Borrower's insurance policies, as in effect on the date of such certification; and (vi) true, complete and correct copies of certificates of insurance for each of the Borrower's insurance policies, except for its directors and officers insurance policy, each showing the Collateral Agent as an additional insured and/or loss payee.

(c) Certificates of Good Standing.  The Collateral Agent shall have received certificates as of a recent date of the good standing of the Borrower under the laws of its jurisdiction of incorporation and the State of California.

(d) Opinions of Counsel.  The Collateral Agent shall have received favorable opinions of counsel to the Borrower addressed to the Collateral Agent and the Lenders with respect to the Borrower covering such matters as requested by the Collateral Agent or the Lenders, including, without limitation, this Amendment Agreement, the Registration Rights Agreement Amendment, the replacement Notes and Initial Warrants issued pursuant to Section 5.1 hereof, the Agent Warrants, and the other documents relating hereto or thereto, the Security Interest, due authorization and other corporate matters, local laws and choice of laws issues and which are reasonably satisfactory in form and substance to the Collateral Agent and the Lenders.

5.9           Collateral.  The Collateral Agent shall have received the results of Lien searches of all filings made against each of the Borrower and its Subsidiaries under the Uniform Commercial Code (and local tax and judgment filing offices) as in effect in any jurisdiction in which any of its respective assets are located, indicating, among other things, that the assets of the Borrower and its Subsidiaries and the stock of the Borrower and its Subsidiaries are free and clear of any Liens, except for Permitted Encumbrances.

5.10           Insurance. The Collateral Agent shall have received certificates of insurance in the form required under Section 2.2(b) of the Original Credit Agreement and the Security Documents and otherwise in form and substance reasonably satisfactory to the Collateral Agent.

5.11           Consents.   The Borrower shall have delivered to the Collateral Agent all necessary approvals, authorizations and consents, if any, of all Persons, Governmental Authorities, and courts having jurisdiction with respect to the execution and delivery of this Amendment Agreement, the Registration Rights Agreement Amendment, the replacement Notes and Initial Warrants issued pursuant to Section 5.1 hereof, the Agent Warrants,

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and the other documents relating hereto or thereto, the granting of the Security Interest and all such approvals shall be in form and substance satisfactory to the Collateral Agent.

5.12            No Injunction, Etc.  No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any Governmental Authority or arbitrator challenging or seeking to enjoin, restrain or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this Amendment Agreement, the Registration Rights Agreement Amendment, the replacement Notes and Initial Warrants issued pursuant to Section 5.1 hereof, the Agent Warrants, and the other documents relating hereto or thereto, or the consummation of the transactions contemplated hereby or thereby, or which, as determined by the Lenders in their reasonable discretion, would make it inadvisable to consummate such transactions. No order, decree, temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority or arbitrator preventing such transactions shall be in effect. The making of the Loans on the date hereof and the consummation of such transactions shall not be prohibited by any Applicable Law or other legal requirement and shall not subject any Lender to any penalty or, in its reasonable judgment, any other liability or onerous condition under any Applicable Law.

5.13           Proceedings and Documents.   All opinions, certificates and other instruments and all proceedings in connection with the transactions contemplated by this Amendment Agreement, the Registration Rights Agreement Amendment, the replacement Notes and Initial Warrants issued pursuant to Section 5.1 hereof, the Agent Warrants, and the other documents relating hereto or thereto shall be reasonably satisfactory in form and substance to the Collateral Agent. The Collateral Agent shall have received copies of all other instruments and other evidence as the Lenders may reasonably request, in form and substance reasonably satisfactory to the Collateral Agent, with respect to the transactions contemplated by this Amendment Agreement, the Registration Rights Agreement Amendment, the replacement Notes and Initial Warrants issued pursuant to Section 5.1 hereof, the Agent Warrants, and the other documents relating hereto or thereto and the taking of all actions in connection herewith or therewith. The Collateral Agent shall have received such other agreements (including, without limitation, deposit account control agreements), instruments, approvals, opinions, certificates and other documents as the Collateral Agent may reasonably request in connection with such transactions and actions, all in form and substance satisfactory to the Collateral Agent, in its sole discretion.

SECTION 6.                                EFFECTIVENESS OF AMENDMENTS

The amendments to the Original Credit Agreement contained in this Amendment Agreement shall become effective on and as of the date of the satisfaction of the conditions precedent set forth in Section 5 hereof. From and after such date, each reference in the Original Credit Agreement (including the schedules and exhibits thereto) to the “Agreement”, or any like expression referring to the Original Credit Agreement, shall be deemed to refer to the Original Credit Agreement as amended by this Amendment Agreement. The Original Credit Agreement, other than as amended hereby, shall remain unchanged and in full force and effect.

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SECTION 7.                                MISCELLANEOUS

7.1           Severability.   The invalidity, illegality, or unenforceability in any jurisdiction of any provision of this Amendment Agreement shall not affect or impair the remaining provisions in this Amendment Agreement or any such invalid, unenforceable or illegal provision in any jurisdiction in which it is not invalid, unenforceable or illegal.

7.2           Headings.   Sections and Section headings in this Amendment Agreement are included herein for convenience of reference only and shall not constitute a part of this Amendment Agreement for any other purposes or be given substantive effect.

7.3           Applicable Law.  THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT REQUIRE OR PERMIT APPLICATION OF THE LAWS OF ANY OTHER STATE OR JURISDICTION (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

7.4           Consent to Jurisdiction and Service of Process.

(a) THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL COURT OR STATE COURT IN THE STATE OF NEW YORK, COUNTY OF NEW YORK, HAVING SUBJECT MATTER JURISDICTION OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT AGREEMENT. THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, PERSONAL JURISDICTION OF ANY SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE LENDERS TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.

(b)           THE BORROWER HEREBY AGREES THAT SERVICE OF THE SUMMONS AND COMPLAINT AND ALL OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING BY REGISTERED MAIL, RETURN RECEIPT REQUESTED, A COPY OF SUCH PROCESS TO THE BORROWER AT THE ADDRESS TO WHICH NOTICES TO THE BORROWER ARE THEN TO BE SENT PURSUANT TO SECTION 9.2 OF THE ORIGINAL CREDIT AGREEMENT AND THAT PERSONAL SERVICE OF PROCESS SHALL NOT BE REQUIRED. NOTHING HEREIN SHALL BE CONSTRUED TO PROHIBIT SERVICE OF PROCESS BY ANY OTHER METHOD PERMITTED BY LAW.

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7.5            Waiver of Jury Trial.  THE LENDERS, THE BORROWER AND THE COLLATERAL AGENT HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT AGREEMENT OR ANY DEALINGS BETWEEN OR AMONG THEM RELATING TO THE SUBJECT MATTER OF THIS AMENDMENT AGREEMENT AND ANY RELATIONSHIP THAT IS BEING ESTABLISHED AMONG ANY OF THEM. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE LENDERS, THE BORROWER AND THE COLLATERAL AGENT ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AMENDMENT AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. THE LENDERS, THE BORROWER AND THE COLLATERAL AGENT FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THE LOAN DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS. IN THE EVENT OF LITIGATION, THIS AMENDMENT AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

7.6            Counterparts. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

SECTION 8.                                ACCESSION OF ADDITIONAL LENDERS TO ORIGINAL CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT AGREEMENT

By acknowledging and agreeing to this Amendment Agreement, which acknowledgement and agreement shall be evidenced by the signatures of the Additional Lenders below, the Additional Lenders agree to accede to the Original Credit Agreement, as amended by this Amendment Agreement, and to be bound by all terms and conditions set forth in the Original Credit Agreement, as amended by this Amendment Agreement.

 [Signatures follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their respective officers as of the day and year first above written.

BORROWER:	COMMUNICATION INTELLIGENCE CORPORATION By: /s/ Francis V. Dane Name: Francis V. Dane Title: Chief Financial Officer
MAJORITY LENDERS:	PHOENIX VENTURE FUND LLC By: SG Phoenix Ventures LLC, its Managing Member By: /s/ Andrea Goren Name: Andrea Goren Title: Member
/s/ Michael Engmann MICHAEL ENGMANN
COLLATERAL AGENT:	SG PHOENIX LLC By: /s/ Andrea Goren Name: Andrea Goren Title: Member

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ACKNOWLEDGED AND AGREED TO:

ADDITIONAL LENDERS:	KENDU PARTNERS COMPANY By: /s/ Michael W. Engmann Name: Michael W. Engmann Title: General Partner
MDNH PARTNERS L.P. By: /s/ Michael W. Engmann Name: Michael W. Engmann Title: General Partner

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Annex A

BRING-DOWN DISCLOSURE SCHEDULE

[To be provided by the Borrower.]

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Schedule 1.1(a)

COMMUNICATION INTELLIGENCE CORPORATION
LOANS

I.           Loans made on Closing Date (total: $3,637,500)

Michael Engmann	$450,000, plus $28,125 in interest due as of May 31, 2008
Ronald Goodman	$150,000, plus $9,375 in interest due as of May 31, 2008
Phoenix Venture Fund LLC	$3,000,000

II.           Loans made on Additional Closing Date (total: $1,100,000)

Michael Engmann	$100,000
Phoenix Venture Fund LLC	$850,000
Kendu Partners Company	$100,000
MDNH Partners L.P.	$50,000

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Schedule 4(b)

INDEBTEDNESS FOR BORROWED MONEY AND CONTINGENT OBLIGATIONS

	Principal	Interest
Basso Multi-Strategy Holding Fund, Ltd.	$ 35,000	$ 1,371
Phoenix Ventures Fund LLC	$ 3,059,178	$ 40,110
Michael Engmann	$ 487,556	$ 6,392
Ron Goodman	$ 162,519	$ 2,131

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Schedule 4(c)

DOCUMENTS PROHIBITING GRANT OF SECURITY INTEREST

[To be provided by the Borrower.]

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Exhibit 1.1(a)

FORM OF NOTE

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Exhibit 1.2(b)-1

FORM OF ADDITIONAL NOTE

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Exhibit 1.2(b)-2

FORM OF ADDITIONAL WARRANT

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Exhibit 1.9

FORM OF WARRANT